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                                                                      EXHIBIT 24

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-84173) of North County Bancorp of our report dated February 9, 1999 appearing on page 39 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.

PRICEWATERHOUSECOOPERS, LLP

San Diego, California
March 26, 1999